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                                                                  EXHIBIT 10.1.1

                                      LEASE

AGREEMENT OF LEASE, made as of this 27th day of July, 1999 between

BRIDGE STREET PROPERTIES LLC, One Bridge Street, Irvington, New York, NY 10533 hereinafter referred to as OWNER, and CTC BULLDOG, INC., a Delaware corporation with offices at 280 Park Avenue, 12th floor, New York, NY 10017, hereinafter referred to as TENANT,

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner Approximately 5715 Sq ft, known as Space-A, located on the SECOND FLOOR (Exhibit "A-1") (the "Demised Premises") in the building known as 1 BRIDGE STREET (the "Building") in the VILLAGE OF IRVINGTON, STATE OF NEW YORK 10533, for the term as set forth in Article 39 of the Lease Rider (or until such term shall sooner cease and expire as hereinafter provided).

both dates inclusive, at an annual rental rate as set forth in Article 37 of the Lease Rider which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

      The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT:

      1. Tenant shall pay the rent as above and as hereinafter provided.

OCCUPANCY:

      2. Tenant shall use and occupy demised premises for office use (including appurtenant kitchenette) and for no other purpose.

TENANT ALTERATIONS:

      3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent, not unnecessarily withheld or delayed. However, Tenant shall not be required to remove at the end of the term any of Landlord's work as identified on Exhibit B attached hereto. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and that do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner, which approval shall not be unreasonably withheld or delayed. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub contractors to carry such workman's

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compensation, general liability, personal and property damage insurance as Owner may reasonably require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days after Tenant receives notice thereof, at Tenant's expense, by filing the bond required by law. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense. Tenant shall not be required to remove trade fixtures at the conclusion of the term. Notwithstanding anything to the contrary set forth herein, Tenant shall have the right to make interior non-structural alterations which do not adversely affect the Building systems or structure, but only after receiving Owner's written consent, not to be unreasonably withheld or delayed.

MAINTENANCE AND REPAIRS

4. (a) Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission where Tenant had a duty to act, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant, other than Landlord's work, or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant, unless caused by the act or omission of Owner, its agents, employees or contractors. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make. at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using contractors reasonably acceptable to Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder after Tenant has actual knowledge thereof. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof, provided such actions do not materially interrupt, interfere with or otherwise adversely affect the Tenants use of the Demised Premises or the reasonable. sale and convenient access to the

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Demised Premises by the Tenant arid its employees and customers, and provided further that Tenant's use of the Demised Premises and Tenant's reasonable, sale and convenient access to the Demised Premises by the Tenant and its employees and customers is not materially adversely affected. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease except to the extent Tenant is not materially harmed as referenced in the preceding sentence of this Article 4. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof, Notwithstanding anything to the contrary set forth herein: (a) Owner shall, at Owner's expense, maintain and keep in good repair the interior and exterior structural portions of the building, the roof, floor slabs, foundation and Building systems and (b) Owner shall make all structural or extraordinary alterations and repairs to the Building and the demised premises that are required to be made by any local, state or federal laws now or hereafter in effect ("Legal Requirements"), unless due to Tenant's particular manner or use of the demised premises. Owner shall be solely responsible for the cost of any such alterations and repairs unless same are necessitated by Tenant's manner of use of the demised premises. (b) (i) Owner hereby reserves the right at any time and from time to time to make alterations or additions to the Building, the buildings adjoining the same and any other buildings located on Bridge Street owned by Owner (collectively, the "Bridge Street Properties" ("BSP")). Owner further reserves the right at any time and from time to time to construct, or permit to construct, other buildings or improvements within the BSP. Such rights set forth in two preceding sentences include, without limitation, the right to construct additional stories on any such building or buildings, the right to build adjoining the same, the right to construct multi-level, elevated, underground and other parking facilities within the BSP and the right to erect in connection with any such construction or building temporary scaffolds and other aids to such construction or building. Owner shall have the right at any time and from time to time to change the street address of the Demised Premises or to change the name of the Building without incurring any liability to Tenant. Tenant acknowledges that the Building may be expanded to include multiple levels (the "Expansion") and that the Expansion may include office, retail and residential uses. (ii) If an excavation shall be made upon land adjacent to the Demised Premises, Tenant shall permit the person(s) authorized to do such excavation to enter the Demised Premises for the purpose of doing such work as such person(s) deems necessary to preserve the building of which the Demised Premises is a part and to support the same by proper foundations without any claim for damages or indemnification from Owner or abatement of rental or other charges hereunder. (iii) There shall be no allowance to Tenant for a diminution in rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making any changes, alterations, additions, improvements, repairs or replacements in or to any portion of the Building, the Demised Premises or the BSP, or in or to any fixtures, appurtenances or equipment therein; provided such actions do not materially interrupt, interfere with or otherwise adversely affect the Tenant's use of the Demised Premises or the reasonable, safe and convenient access to the Demised Premises by the Tenant and its employees and customers, and provided further that Tenant's use of the Demised Premises and Tenant's reasonable, safe and convenient access to the Demised Premises by the Tenant and its employees and customers is not materially adversely affected.

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WINDOW CLEANING

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer and all regulations of the New York State Board of fire Underwriters, Insurance Service office with respect to the demised premises arising out of tenant's manner of use thereof or with respect to the building if arising out of tenant's manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or restorations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department. Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate of the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, winch may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would he, then shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make up" of rate for the building or demised, premises issued by the New York Fire Insurance Exchange, or other body making tire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items

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and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's reasonable judgment, to absorb and prevent vibration, noise and annoyance. Notwithstanding the foregoing, Tenant shall have no obligation to undertake, complete and pay for, and Landlord shall be solely responsible for complying, at its sole cost and expense, with all rules, orders, regulations and requirements of any governmental agency and with all insurance directives which may require any alteration, improvement, maintenance, restoration, repair, remediation, or clean-up of the Demised Premises, or any part thereof, including but not limited to, alterations required to comply with the terms and provisions of the American with Disabilities Act, to the extent required by law, unless and to the extent caused or necessitated solely as a result of Tenant's negligence or Tenant's specific and particular use of the Demised Premises at that time, as opposed to the mere general office use of the Demised Premises.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute any certificate that Owner may reasonably request.

PROPERTY LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to l or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence or willful misconduct of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any lime any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) Owner shall not be liable I any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Each party hereto ("First Party shall indemnify and save harmless the other ("Other Party") against and from all liabilities, obligations, damages, penalties. claims, costs and expenses for which the First Party shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by First Party, its agents, contractors, employees, invitees, or licensees, of any covenant or . of this lease, or the carelessness, negligence or improper conduct of the First Party, its agents, contractors, employees, invitees or licensees. First Party's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Other Party by reason of any such

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claim, First Party, upon written notice from Other Party, will, at First Party's expense, resist or defend such action or proceeding by counsel approved by Other Party in writing, such approval not to be unreasonably withheld. As of the date of this Lease, Landlord represents, warrants and covenants with Tenant that, to the best of Landlord's knowledge, information and belief, there are no asbestos-containing materials or other Hazardous Substances (defined below) in or about the Demised Premises or the Building and the Demised Premises and the Building is not in violation of any Environmental Law (defined below). Landlord shall indemnify defend and save Tenant harmless from and against all loss as a result of (1) any breach of this representation, warranty or covenant set forth in the preceding sentence, (ii) any breach by Landlord of any tern, covenant or condition of this Lease, (iii) the gross negligence or willful misconduct of Landlord or its agents and employees (iv) the presence of any asbestos-containing substances, or other Hazardous Materials on or about the Demised Premises or the Building, and (v) any violation of any Environmental Law by Landlord, its agents or employees, which affects the Building, the Demised Premises or the Building's common areas.

      "Environmental Laws" shall mean all applicable Federal, state, county, and local statutes, laws, regulations, rules, ordinances, codes, standards, guidelines, orders, licenses and permits of any governmental authorities relating to environmental, health or safety matters, including r way of illustration and not by way of limitation, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act of 1970, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Response, Compensation and Liability Act of 1980, the Toxic Substances Control Act and any state and local equivalents of all of the preceding laws, including any amendments or extensions thereof and all future similar statutes, laws, rules, regulations and directives and any rules, regulations, standards or guidelines issued pursuant to any of said Environmental Laws.

      "Hazardous Substance" shall mean and include any hazardous or toxic substance, material or waste (including constituents thereof) which is or prior to the Closing date becomes regulated by Governmental Authorities, including any material or substance which is (a) listed or defined as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance" or "toxic substance" or words of similar import under the Environmental Laws,
(b) petroleum and its byproducts, (c) asbestos, radon gas, urea formaldehyde foam insulation, (d) polychlorinated biphenyl, or (e) designated as a hazardous or toxic substance or waste or words of similar import by the Environmental Laws; except that, notwithstanding the foregoing or any other provision in this Option Agreement to the contrary, the words "Hazardous Materials" shall not mean or include (i) contamination caused by normal application of pesticides, fungicides or other agricultural products; (ii) groundwater or surface water contamination which is below levels which would be actionable under the Laws where action levels have been stated; (iii) any amount of hazardous substances released which is below the "reportable quantity" for that substance as defined in 42 U.S.C. 9602; (iv) a hazardous substance which is in situ and poses no immediate threat to Persons or the environment; or (v) naturally occurring Hazardous Substances such as wood or marble.

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DESTRUCTION, FIRE AND OTHER CASUALTY

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice except thereof to Owner and this lease shall continue in full as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable or inaccessible by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed and the Demised Premises are usable for the conduct of its business, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it. then, in any of such events. Owner may elect to terminate this lease by written notice to tenant, given within 90 days after such fire or casualty, provided that Landlords election to terminate shall be n effective unless all leases covering space in the Building have been terminated or notice of said termination has been given to the respective tenants. If Landlord gives such notice, it shall specify a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit. surrender and vacate the premises without prejudice however, to Landlords rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c ) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasers' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with

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respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.
(g)(i) if the Demised Premises are rendered substantially unusable by Tenant for the ordinary conduct of its business due to a fire or other casualty and Landlord does not elect to terminate this Lease as set forth herein, then within thirty (30) days after such damage, Landlord shall deliver to Tenant a statement prepared by a reputable, independent contractor, setting forth such contractor's good faith estimate as to the time required to repair- such damage. If such estimated time period exceeds one hundred eighty (180) days from the date of such damage, Tenant may elect to terminate this Lease by giving notice to Landlord not later than thirty (30) days following Tenant's receipt of such statement. If Tenant makes such election, the Term of this Lease shall expire on the tenth (10th) day after the date notice of such election is given, and Tenant shall vacate the Demised Premises and surrender the same to Landlord on such date; and (g)(ii) notwithstanding the foregoing, if Landlord shall have failed to make such repairs within one hundred eighty (180) days from the date of such damage, then Tenant may elect to terminate this Lease by notice given to Landlord within thirty (30) days after the expiration of such one hundred eighty
(180) day period. If Tenant makes such election pursuant to this subsection (g)
(ii), the Term of this Lease shall expire on the tenth (10th) day after the notice of such election is given by Tenant, and Tenant shall vacate the Demised Premises and surrender the dame to Landlord on such date.

EMINENT DOMAIN

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenants moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of this lease to remove such property, trade fixtures and equipment at the end of the term, and provided further such claim does not reduce Owner's award.

ASSIGNMENT, MORTGAGE, ETC.

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each "stance which shall not be unreasonably withheld or delayed. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or

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collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owners opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain. Landlord represents that the Demised Premises are served by no less than seven (7) watts, connected load of electricity, per usable square foot.

ACCESS TO PREMISES

13. (a) Owner or Owners agents shall have the right (but shall not be obligated) to enter the demised premises upon reasonable advance notice to Tenant. In any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary to the demised premises or necessary and reasonable desirable to any other portion of the building or which Owner may elect to perform; provided, however, in no event shall Landlord interrupt, interfere with or otherwise adversely affect the Tenant's use of the Demised Premises or the reasonable, safe and convenient access to the Demised Premises by the Tenant and its employees and customers, and provided further that Tenant's use of the Demised Premises and Tenant's reasonable, safe and convenient access to the Demised Premises by the Tenant and its employees and customers is not adversely affected. Tenant shall pen-nit Owner to show same to prospective purchasers or mortgagees of the building, and during the last six months of the ten-n for the purpose of showing the same to Prospective tenants, if Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenants property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. (b) (i) Owner shall have the exclusive right to use and obtain access to all or any part of the roof, exterior side and rear walls of the Demised Premises for any purpose, including hut not limited to, erecting signs or other structures on or over all or any part of the same, erecting scaffolds amid other aids to the construction and installation of the same, and installing, maintaining, using, repairing, and replacing pipes, ducts, conduits and wires leading through, to or from the Demised Premises and serving other parts of the BSP in locations which do not materially interfere with Tenant's use of the Demised Premises. Tenant shall ha-v no right whatsoever in the exterior of exterior walls or the roof of the Demised Premises except as otherwise provided for in this Lease. (ii) Tenant shall permit Owner to install, use and maintain pipes, ducts and conduits within or through the Demised Premises, or through the walls, colon-ins and ceilings therein, provided that the installation work is performed at such times and by such methods as will not materially interfere with Tenant's use and occupancy of the Demised Premises. Where access &ors are required for mechanical trades in or adjacent to the Demised Premises, Owner shall furnish and install such access doors and confine their location, wherever practical, to closets, coat rooms, toilet rooms, corridors and kitchen or pantry rooms. Notwithstanding the foregoing, in performing any work in or about the demised premises, Owner shall use all reasonable efforts not to disturb Tenant's business operations, including performing work after hours if practicable In no event shall any work or renovations by Owner result in a reduction of the size of the demised premises. Tenant shall have the right to have a representative present when Owner shall enter the Demised Premises.

VAULT, VAULT SPACE, AREA

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault s and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

OCCUPANCY

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. Notwithstanding the foregoing, Owner represents that (i) there is a valid Certificate of Occupancy covering the building, including the demised premises, which permits the Permitted Use in the demised premises (subject to the requirement that any new construction receive its own new certificate of occupancy or completion) and (ii) there are no violations of Legal Requirements affecting the demised premises as of the date hereof.

BANKRUPTCY

16. (a) Anything elsewhere in this lease to the contrary not withstanding, this lease may be canceled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (i) the commencement of a case in bankruptcy or under the laws of any state-naming Tenant as the debtor; or (ii) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession o the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall he applicable only to the party then owning Tenant's interest in this lease. Notwithstanding anything to the contrary contained herein, Tenant shall be afforded a period of ninety
(90) days in which to procure the dismissal of an involuntary bankruptcy proceeding before such proceeding shall constitute a default hereunder. (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT

17. (a) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent and such default shall continue for more than ten (10) days after Landlord's written notice to Tenant thereof, or if the same cannot be cured within ten (10) days, if Tenant shall not have diligently commenced such cure within the ten (10) day period; or if the demised premises become abandoned (for purposes herein, the term "abandonment" shall mean that Tenant vacated the Demised Premises without any visible intention of returning); or if any execution 01. attachment shall be issued against Tenant or any of Tenants property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 235 of Title II of the U.S. Code (bankruptcy code);, in any one or more of such events, upon Owner serving a written thirty (10) days notice upon Tenant specifying the nature of said default and upon the expiration of said thirty (10) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely repaired or remedied within said thirty (10) day period, and if Tenant shall have diligently commenced curing such default within such thirty (10) day period, and shall not thereafter with reasonable diligence and in good faith, provided. (b) If the notice provided for in (a) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant all make default in the payment of the rent reserved herein after written notice and ten
(10) days to cure, or any item of additional rent herein mentioned after written notice and ten (10) days to cure, or any part of either or in making any other payment herein required which default shall not be cured within ten(10) days after notice; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise in accordance with applicable law, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION

18. In case of any such default, reentry, expiration and/or dispossess summary proceedings or by otherwise, (a) the rent shall become due thereupon and be paid up to the time of such reentry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant reasonable and customary concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenants covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability fur damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as reasonable legal expenses and attorneys' fees, brokerage, advertising and fur keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or- decorations in the demised premises as Owner, in Owner's sole reasonable judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant he entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise. Landlord shall not be entitled to accelerate rent due for the balance of the term of the Lease or declare the same to be immediately due and payable; however, in the event Landlord obtains a judgment against Tenant, the parties agree that such judgment may incorporate a provision of which obligates Tenant, in the event Tenant fails to make any payment when required under the terms of such judgment (a "judgment default"), to pay Landlord a sum (the "NPV Future Rents") which, at the time of such judgment default represents the then present value, calculated using a discount rate of the prime rate publicly announced by Citibank, NA as of the date of default, of the excess, if any, of the aggregate of the Rent which would have been payable by Tenant for the period commencing with the date of such judgment default and ending with the specified expiration date of the Lease if it had not so terminated (the "Remaining Term") over (1) the amount of any rents then being paid over the Remaining Term by a replacement tenant, or (2) if the Demised Premises have not been relet for the entire Remaining Term, the fair and reasonable rental value of the Demised Premises.

FEES AND EXPENSES

19. If Tenant shall default, beyond any applicable grace and cure period in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may after notice, except in case of emergency, perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing "expenses incurred" by reason of Tenants default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within rendition ten (10) days after notice thereof to Tenant of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT

20. Owner shall have the right at any time upon reasonable advance notice to Tenant without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other tenants making any repairs in the building or any such alterations, additions and improvements, provided that any changes, work performed or entry into the Demised Premises shall be made in a manner so as not to materially interfere with Tenant's use or occupancy of the Demised Premises and shall in no way deprive Tenant of its access to the Demised Premises and such work shall be performed with diligence and continuity. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER

21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, basements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the demised premises and is thoroughly acquainted with its condition and, except as set forth in this Lease and except as to latent defects and violations of law, agrees to take the same "as is" subject to performance of Landlord's work as of the date hereof and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises were in good and satisfactory condition at the time such possession was so taken, except as to latent defects and defects in Landlord's work for which Landlord shall continue to remain responsible to cure. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought. Notwithstanding anything to the contrary contained in this Lease, as of the date of this Lease, Landlord represents, warrants and covenants to and with Tenant as of the Lease Commencement Date that (i) there are no restrictions in any recorded instrument or in any agreement not of record to which Landlord, or a previous owner of the Building, is a party which prohibits or restricts Tenant's Permitted Use of the Demised Premises, as stated in this Lease, (ii) this Lease and the terms hereof are not prohibited by the terms of any superior lease, mortgage, or other financing document, constituting a lien against the Building, (iii) the Landlord is the owner, in fee simple, of the Building and the person(s) executing this Lease on behalf of the Landlord have the authority to cause Landlord to enter into this Lease, (iv) the Permitted Use of the Demised Premises, as stated in this Lease, is a use permitted, or right, under all zoning laws, rules and regulations applicable to the Building and the Demised Premises, and is not prohibited or restricted by the terms of the certificate of occupancy of the Building, an unconditional certificate of occupancy for the entire Demised Premises is in effect, and (vi) the Demised Premises and all HVAC, plumbing and electric systems serving the Demised Premises will be n good working order on the Lease Commencement Date.

END OF TERM

22. Upon the expiration or other termination of the term of this lease. Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, subject to damage due to casualty or condemnation, except as set forth in this Lease and except as to latent defects and violations of law, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, fells on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT

23. Owner covenants and agrees with Tenant that upon paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed within applicable notice and cure periods, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease.

FAILURE TO GIVE POSSESSION

24. If Owner is unable to give exclusive possession of the demised premises on the date of the commencement of the term hereof, because of the holding over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not he subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable h hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If Permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall he deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law. Notwithstanding the foregoing, Owner shall give possession within 90 days after a folly executed copy of this lease is exchanged between the parties, subject, however, to the obligation of the Tenant to perform any work it is to perform in a timely manner. Notwithstanding the foregoing provisions of this Article 24, in the event Landlord has not delivered exclusive possession of the Demised Premises to Tenant on or before August 1, 1999, with time being of the essence thereof, for any reason whatsoever, including events of Force Majeure, then Tenant shall have the right to terminate this Lease effective upon delivery of written notice to Landlord, in which event Landlord shall promptly return to Tenant the Security Deposit, together with all interest earned thereon, and the parties hereto shall thereafter have no further obligations to each other by reason of this Lease.

NO WAIVER

25. The failure of Owner or Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The payment or receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually an summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

INABILITY TO PERFORM

27. Except as otherwise set forth to the contrary elsewhere in this Lease, this Lease and the obligation of Tenant to pay rent here under and perform all of the covenants and agreements here under on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or implied to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, provided, however, that in the event that Tenant is unable to occupy the Demised Premises resulting from a failure to provide access or building services or as a result of work performed by Landlord, rent and additional rent shall abate during such periods.

BILLS AND NOTICES

28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant, Attn:
_________ at the building of which the demised premises form a part or left at any of the aforesaid premises addressed to Tenant, at the time of the rendition of such bill or statement and of the giving Such notice or communication shall be deemed to be the time when the same is delivered to Tenant three (3) business days after mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice. Notwithstanding the foregoing: (i) notices shall be deemed given on the day of delivery, or, if delivery is refused, on the first business day on which delivery is attempted, and (ii) in addition to the notice methods specified above, notices given to or by Owner or Tenant may be given by hand or by courier service (such as Federal Express or Airborne) that provides a signed receipt. Notices shall be given to Owner and Tenant at their addresses set forth in Rider Paragraph 67.

SERVICES PROVIDED BY OWNERS

29. Owner shall provide: (a) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant hall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (e) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (d) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will he furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) flow 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. (e) Owner reserves the right to stop services of the heating, elevators, plumbing air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary by desirable in the judgment of Owner for as long as may be reasonably required by reason thereof, provided, however, that Owner shall provide Tenant with reasonable notice of any such cessation of utilities to the extent reasonably possible. If the building of which the demised premises are a pail supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and upon ten days' written notice to Tenant. proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence. Notwithstanding the foregoing provisions of this Article 29, in the event that Tenant is unable to occupy the Demised Premises resulting from a failure to provide building services or as a result of work performed by Landlord, rent and additional rent shall abate during such periods.

CAPTIONS

30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS

31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder thereafter arising. The words "re-enter" and "re- entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

ADJACENT, EXCAVATION-SHORING

32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license an opportunity at reasonable times on reasonable notice to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND REGULATIONS

33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt, provided that such new Rules and Regulations do not materially interfere with the conduct of Tenant's business, conflict with Tenant's rights under this Lease, or increase Tenant's monetary obligations under this Lease. Landlord shall apply all Rules and Regulations in a nondiscriminatory manner. j shall give Tenant thirty (30) days notice of any Rule and Regulation before Tenant shall be obligated to comply therewith. Notice of any additional rules or regulations shall be given in elect the manner set forth in Article 28 and Rider Paragraph 67. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rules and Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within thirty (30) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

SECURITY

34. Tenant has deposited with Owner the sum as provided in Article 63 hereof as security for the faithful performance and observance by Tenant of tile terms, provisions and conditions of this Lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, after applicable notice and grace periods, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ESTOPPEL CERTIFICATE

35. Tenant, at any time, and from time to time, upon at least 15 days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in lull force and effect (or, if there have been modifications, that the same is in frill force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

SUCCESSORS AND ASSIGNS

36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

                SEE RIDER ATTACHED HERETO AND INCORPORATED HEREIN

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                        Bridge Street Properties, LLC

                                          By:  One Bridge Street Corp.

-------------------------------

                                                   /s/ William Thompson
                                               ---------------------------------
                                                   William Thompson, Pres.

Witness for Tenant:

                                          CTC Bulldog, Inc.

-------------------------------
                                          /s/ William Daugherty
                                          --------------------------------------

                                 ACKNOWLEDGMENTS

CORPORATE OWNER                                              CORPORATE TENANT
STATE OF NEW YORK,  SS:                                      STATE OF NEW YORK,  SS:
County of                                                    County of

On this  day of     , 19 before me                           On this  day of     , 19 before me

Personal came                                                personally came
to me known, who being by me duly sworn, did depose and      to me known, who being by me duly sworn, did depose and
say that he resides                                          say that he resides

in                                                           in

that he is the                of                             that he is the                of

the corporation described in and which executed the          the corporation described in and which executed the
foregoing instrument, as OWNER, and that he signed his       foregoing instrument, as Owner, and that he signed his
name thereto by order of the board of directors of the       name thereto by order of the board of directors of the
corporation                                                  corporation

----------------------------------------------------------   --------------------------------------------------------

INDIVIDUAL OWNER                                             INDIVIDUAL TENANT
STATE OF NEW YORK,  SS:                                      STATE OF NEW YORK,  SS:
County of                                                    County of

On this  day of     , 19 before me                           On this  day of     , 19 before me

personally came                                              personally came
to me known and known to me to be the individual described   to me known and known to me to be the individual
in and who, as Owner, executed the foregoing instrument      described in and who, as Tenant, executed the foregoing
and acknowledged to me that he executed same.                instrument and acknowledged to me that he executed same.

----------------------------------------------------------   --------------------------------------------------------

                              IMPORTANT PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or other used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenants expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purpose other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall he deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises or permit or suffer the demised premises to he occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein. Nor shall any animals or birds be kept in or about the building. smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No Awnings or other projections will be attached to the outside ails of the building without prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the demised premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner, except as otherwise provided in this Lease.

6. No tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part except for deminimus cosmetic work. No boring, cutting or hanging of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof Each Tenant must, upon the termination of his/her Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building between the hours of 6 p.m. and 8 a.m. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by the Owner. Owner will furnish passes to persons for whom any Tenant requests such pass and shall be liable to Owner for all acts of such persons.

11. Owner shall have the right to prohibit any advertising by any Tenant which identifies the Building which in Owner's reasonable opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors to permeate in or emanate from the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. if Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on week days, and prior to 3:00 p.m. on the day prior in the case of after hours service required on weekends or on holidays.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall he done during such hours as Owner may designate.

                                 RIDER TO LEASE
                                     Between
                      BRIDGE STREET PROPERTIES, LLC, Owner
                                       and
                            CTC BULLDOG, INC., Tenant

37A. In the event any conflict between any of the provisions of this Rider and any of the terms of the appended lease (including the Rules and Regulations), such conflict will be resolved in every instance in favor of this Rider.

37. BASE RENT

      Commencing as of the Lease Commencement Date, Tenant shall pay to Owner the annual base rent, in equal monthly installments on the first day of each month, as follows:

Space- A  Annual  Monthly

August 1999 Rent as to space A is waived.

12 Months 5715 Sq Ft.   $8,572.50 (Sept. 99 - Aug. 2000)

Year 2 $105,956.10   $8,829.68  3% increase   Sept. 1, 2000 -August 31, 2001
Year 3 $109,134.78   $9,094.57  3% increase   Sept. 1, 2001 -August 31, 2002
Year 4 $112,408.83   $9,367.40  3% increase   Sept. 1, 2003 -August 31, 2003
Year 5 $115,781.09   $9,648.42  3% increase   Sept. 1, 2003 -August 31, 2004

38. OWNER'S WORK - EXHIBIT B

      A. Within 1 day after execution of this Lease, Owner will commence and within 30 days thereafter substantially complete Owner's Work in a good, safe and workman-like manner, in accordance with all Legal Requirements, subject to the provisions of Paragraph #79 (Force Majeure) and any of Tenant's work interfering with Owner's work. The scope and detail of Owner's Work is set forth on annexed Exhibit B.

      B. Owner will give Tenant notice of Substantial Completion of Owner's Work or issuance of a temporary certificate of occupancy with respect to Owner's Work. Upon issuance of Owner's notice, the parties shall agree upon and execute a "punch list" of items necessary or desirable to complete Owner's Work, along with a schedule of time within which to complete such "punch list' items, which schedule shall not exceed 30 days.

      C. Except for the completion of the aforementioned punch list items, Tenant's occupancy of the premises shall be deemed to he its acknowledgment that it has examined and accepts the Demised Premises in "as is" condition on the Lease Commencement Date, subject to latent defects, hazardous and toxic substances or conditions not caused by Tenant, and violations of law existing on or prior to the Commencement Date. Further, Tenant agrees that Owner shall have no obligation to perform any additional work, supply any materials, incur any expense or make any additional improvements, installations or alterations to the Demised Premises, beyond Owner's Work, in order to prepare the Demised Premises for Tenant's occupancy and use.

39. COMMENCEMENT DATE AND TERM OF LEASE

      A. The commencement date of this lease (the "Lease Commencement Date") shall be August 1, 1999. The term of this lease shall expire on August 31, 2004, unless such term shall sooner expire as in this lease provided.

      B. The Tenant's obligation to pay the annual base rent provided for herein shall commence on 09/01/99 for Space - A, the Lease Commencement Date and end on 08/31/04 and for Space -B will commence on 01/01/00, and end on 08/31/04 (the "Lease Expiration Date").

      C. Notwithstanding occupancy by Tenant, Owner shall be given free access during normal business hours to complete Owner's work as specified on Exhibit B.

40. REAL ESTATE TAXES

      A. Effective as of the Commencement Date, Tenant agrees to pay in addition to base rent as additional rent during the term of this lease and any and all renewals, extensions, and modifications hereof Tenant's proportionate share of any and all real estate taxes, school taxes, village taxes, public and governmental charges and assessments, all costs, expenses and attorneys fees incurred by Owner in contesting Real Estate Taxes (Owner having the sole authority to conduct such a contest or enter into such negotiations) as to any of same and all sewer and other taxes and charges (collectively the "Real Estate Taxes") assessed against BSP (Tax Lots Sec. 4 Sheet 03, Lots P. P. P105 and P4B and Sec. 4 Sheet 7 Lot P 89), which are subject to increase whether the increase in taxation results from a higher tax rate or an increase in the assessed valuation of the said property or the imposition of a special assessment against the property ("Tenant's Tax Contribution"). All such payments shall he appropriately pro-rated for any partial tax year occurring during the term hereof Tenant's Tax Contribution shall be an amount equal to the product obtained by multiplying the entire amount of Real Estate Taxes by a fraction, the numerator shall be the square footage of the Demised Premises and the denominator shall be the square footage (including the Demised Premises) of BSP. Landlord represents, warrants and covenants that, for purposes of calculating Tenants Tax Contribution, Tenant's floor area and the floor area of the Building shall be measured in a consistent manner such that the total share of all tenants of the Building for purpose of calculating the foregoing expenses does not exceed 100%. Notwithstanding anything contained herein to the contrary, costs and fees incurred by Landlord in connection with seeking reductions in or refunds of Real Estate Taxes, including any costs incurred by Landlord to challenge the valuation of the Building, may only be included in "Real Estate Taxes" in the event Landlord actually receives a refund or reduction of Real Estate Taxes in excess of the costs and fees incurred in seeking such refund or reduction of Real Estate Taxes.

      B. Tenant shall pay Owner on the first day of each calendar month during the term and amount equal to one-twelfth (1/12th) of the amount Owner estimates from time to time as necessary to pay Tenant's Tax Contribution. Such estimates shall be based upon actual tax bills to the extent available and Owner's reasonable estimate of projected increases in the amount of the Real Estate Taxes. Any such estimate shall be subject to adjustment when the actual amount of Real Estate Taxes shall be determined, and payment by Tenant to Owner of any deficiency, or payment by Owner to Tenant for any overpayment, shall be made within 20 days after delivery by Owner to Tenant of a statement therefore. Only Owner shall be eligible to institute or prosecute a tax certiorari proceedings to reduce the assessed valuation of the premises.

      The term "Real Estate Taxes" shall not include the following: any tax or fees payable for air or development rights acquired by Owner or the Building after the date hereof; interest or penalties imposed by the assessing authorities; or any real estate taxes imposed or attributable to a period of time not falling within the tern of this lease. If general or special assessments may be paid in installments over a period of years, only the installments coming due during the tax year in question shall be included within the Real Estate Taxes payable by Tenant for such year. Notwithstanding the foregoing, the term "Real Estate Taxes" shall not mean or include, (i) municipal, state or federal income taxes assessed against Landlord; municipal, state or federal estate, succession, corporate, inheritance or transfer taxes of Landlord; or corporation franchise taxes imposed upon any corporate owner of the Building; (ii) taxes resulting from or attributable to any assessment for improvements in excess of building standard relating to tenantable space occupied by others in the Building; (iii) taxes for which Landlord is reimbursed by Tenant, or by other tenants of the building under similar provisions of their leases, including retail tenants, and (iv) any interest or penalties which may become due by reason of the failure to pay any taxes when the same are due and payable.

41. COMMON AREA MAINTENANCE

      Commencing as of the Commencement Date, Tenant agrees to pay to Owner in addition to the Base Rent set forth herein, additional rent consisting of Tenant's Common Area Maintenance Contribution, as determined in accordance with this Article.

      Section 1. For the purpose of this Article, the following definitions shall apply:

      (a) Tenant's Common Area Maintenance Contribution shall be an amount equal to the product obtained by multiplying the entire amount of Common Area Maintenance Expenses by a fraction, the numerator shall be the square footage of the demised premises and the denominator shall be the square footage (including the demised premises) of BSP. Landlord represents, warrants and covenants that, for purposes of calculating Tenant's Common Area Maintenance Contribution, Tenant's floor area and the floor area of the Building shall be measured in a consistent manner such that the total share of all tenants of the Building for purpose of calculating the foregoing expenses does not exceed 100%.

      (b) "Common Area Maintenance Expenses' shall mean any or all expenses incurred by Owner in connection with the operation of the Buildings of which the Demised Premises forms a part. Common Area Maintenance Expenses shall include, without being limited thereto, the following: (i) salaries, wages of employees which Owner may engage in the on-site operation and maintenance of BSP; (ii) payroll taxes, workmen's compensation; (iii) water waste line maintenance (including sewer rental) Furnished to BSP, together with any taxes on any such utilities; (iv) the cost of all insurance carried by Owner applicable to the Building (including, without limitation, primary and excess liability, and further including vehicle insurance, fire and extended coverage, vandalism and all broad form coverage including, without limitation, riot, strike, and war risk insurance, flood insurance, boiler insurance, plate glass insurance and sign insurance); (v) the cost of all building and cleaning supplies; (vi) the cost of all charges for service contracts with independent contractors for all areas of the BSP: (vii) the cost of landscaping, site maintenance and snow removal (except if Tenant performs snow removal); (viii) taxes (such as sales and use taxes); (ix) security systems, security personnel, and any other costs and expenses in connection with the operation, maintenance and repair of BSP. In no event shall the Common Area Expenses be less than $l.50 per sf.

      (c) "Common Area Maintenance Expense Statement" shall mean a statement in writing signed by Owner and delivered to Tenant setting forth the amount of Common Area Maintenance Contribution which is Tenant's Proportionate Share.

      Section 2. The Tenant shall pay to Owner as additional rent for the Demised Premises on the first day of each calendar month during the term an amount equal to one twelfth the estimated Tenant's Proportionate Share of such Common Area Maintenance Contribution.

      Section 3. Every Common Area Maintenance Statement given by Owner to Tenant as set forth herein shall be conclusive and binding in Tenant unless (a) within 30 days after the receipt of such statement, Tenant shall notify Owner that it disputes the correctness thereof, specifying the particular respects in which such statement is claimed to be incorrect, and (b) if such dispute shall not have been settled by agreement, shall submit the dispute to arbitration . Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall, within thirty (30) days after receipt of the Common Area Maintenance Statement, pay additional rent in accordance with such statement and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Owner shall forthwith pay Tenant the amount of Tenant's overpayment of' rents resulting from compliance with the Common Area Maintenance Expense Statement. Notwithstanding the foregoing, in no event shall Common Area Maintenance Expense include any of the following (i) legal fees, brokerage fees, leasing commissions. advertising costs or other related expenses incurred by Landlord in connection with the leasing of space at the Building, (ii) repairs, alterations, additions, improvements or replacements made to rectify or correct any defect in the original design, materials or workmanship of the Building or its common areas, (iii) damage and repairs attributable to fire or other casualty, (iv) damage and repairs necessitated by the negligence or willful misconduct of Landlord, its agents, employees or contractors, (v) executive salaries or salaries of service personnel above the title "Building Manager", and to the extent that Building personnel with the title of "Building Manager" or below perform services in connection with the management, operation, repair or maintenance of several buildings, only the proportionate share applicable to the Building shall be included; (vi) Landlord's general overhead expenses not related to the Building,
(vii) legal fees, accounting fees and other tees and expenses incurred in connection with disputes with tenants or occupants of the Building or associated with the enforcement of the terms of any leases with tenants, or the defense of Landlord's title to or interest in the Building, (viii) costs (including permits, licenses and inspection fees) incurred 11 renovating or otherwise improving, decorating, painting or altering space for tenants or other occupants, or of vacant space (excluding common areas) in the Building, and exclusions include the cost of any additions to the Building that result in a larger building, including costs for obtaining air rights or development rights, (ix) costs incurred due to a violation by Landlord or any other tenant in the Building to the terms and conditions of a lease, (x) costs of' any service provided to tenants or other occupants of the Building for which Landlord is reimbursed, including, but not limited, to, electricity and overtime HVAC charges, (xi) any other real estate operating expense or tax, which , under generally accepted accounting principles, would not be considered reasonable maintenance and operating expenses, it being agreed by the parties hereto that Landlord shall not be entitled to (a) collect in excess of 100% of operating expenses, and (b) recover the cost of any item more than once, (xii) alterations, additions, improvements or replacements (but not repairs made to HVAC and any other part of the roof of the Building, (xiii) expenses for repairs, replacement and general maintenance paid by any proceeds, but not limited to, insurance or condemnation awards, or other alteration expenses attributable solely to tenants of the Building, (xiv) interest payments and any increase in the rate of interest payable to Landlord with respect to any debts secured by a deed to secure debt or mortgages on the Building, (xv) amortization, debt service or other payments/loans to Landlord,
(xvi) depreciation of the Building, (xvii) the cost incurred in performing work or furnishing services for individual tenants in the Building, which work or services are in excess of work or services provided to Tenant under this Lease, (xviii) the amount of any rent payable under and pursuant to any ground lease relating to the Building, (xix) any amount paid by Landlord for items or services to a corporation or entity controlled or under common control with Landlord in excess of the then competitive rates for such items or services,
(xx) the cost of installing, operating or maintaining any specialty facility, such as an observatory, broadcasting facility, restaurant or luncheon club, athletic or recreational club, theater or cafeteria, or (xxi) the cost of art work.

42. ADDITIONAL RENT

      A. All of the rent and additional rent hereunder shall be payable directly to the Owner unless the Owner notifies Tenant otherwise, subject to Tenant's obligation to subordinate this Lease to the interests of the holder of any mortgage, ground lease, etc. under Art. 7 and Article 71 of this lease.

      B. All sums whatsoever not included within rent or additional rent and payable by Tenant under this Lease shall constitute additional rent and shall be payable without set-off or deduction, except as so specified elsewhere in this Lease.

      C. Tenant shall have fifteen (15) days from the service of any additional rent statement to notify Owner, by certified mail, return receipt requested, that it disputes the correctness of such statement. After the expiration of such fifteen (15) day period, such statement shall be binding and conclusive upon Tenant. If Tenant disputes the correctness of any such statement, Tenant shall, as a condition precedent of its right to contest such correctness, make payment of the additional rent billed, without prejudice to its position. If such dispute is finally determined in Tenants favor, Owner shall refund to Tenant the amount overpaid.

43. HOLDOVER

      A. Tenant hereby indemnifies and agrees to hold Owner harmless from and against any loss, cost, liability, claim, damage, line, penalty and expense, including reasonable attorneys' fees and disbursements, resulting from delay by Tenant in surrendering the Demised Premises upon the termination of this lease as provided herein, including any claims made by succeeding tenant or prospective tenant founded upon such delay.

      B. In the event Tenant remains in possession of the Demised Premises after termination of this lease without the execution of a new lease and without Owner's permission, Tenant, at the option of Owner, shall be deemed to be occupying the Demised Premises as a tenant from month to month, at a monthly rental equal to two times the base rent and additional rent payable during the last month of the term of this lease, subject to all the other terms of this lease insofar as the same are applicable to a month to month tenancy.

44. GLASS ENTRANCE AND DOORS: PLATE GLASS INSURANCE

      Tenant shall replace, at Tenant's expense, any and all plate glass or doors or windows including front and rear building entrance doors damaged or broken by Tenant or its employees, agents or invitees by any cause whatsoever in and about the Demised Premises. At Owner's written request, Tenant shall provide to Owner a paid up policy of plate glass insurance, which policy names the Owner as insured and which covers the glass windows and doors on the premises.

45. UTILITIES, ETC.

      Tenant shall pay for all electricity, gas, oil and water consumed on the Demised Premises or used as part of the heating and air conditioning systems for the premises. Electricity shall be derived from the Con Edison submeter bill; Propane shall be billed by the vendor and paid directly by Tenant. In no event shall Owner be responsible for service and/or charges for electricity in or to the Demised Premises. Owner shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Interruption or curtailment of such service shall not constitute a constructive or partial eviction nor entitle Tenant to any compensation or abatement of rent, unless due to the act or omission of Owner, its employees, agents or contractors.

46. ELECTRICITY AND HEAT

      A. Supplementing Article 29 of the printed portion of this lease, Owner shall have the right, at its option, sole discretion and expense, to install or cause to be installed a new heating system to service the Demised Premises. Upon the installation of such new heating system and throughout the duration of Tenant's occupancy of the Demised Premises, Tenant shall keep said system and all its equipment in good working order and rep air at Tenant's own cost and expense in default of which Owner may cause such system and/or equipment to be replaced or repaired and collect the cost thereof from Tenant as additional rent. Tenant agrees to pay for the cost of heating fuel supplied for consumption at the Demised Premises, as and when bills are rendered, directly to the entity supplying heating fuel for consumption at the premises, and on default in making such payment Owner may pay such charges and collect same from Tenant as additional rent.

      B. Further, supplementing Article 29 of the printed form of this Lease, Owner shall have the right, at its option, sole discretion and expense, to install or cause to be installed, a meter or sub meter measuring electricity consumed by Tenant at the Demised Premises. After installation and throughout the duration of Tenant's occupancy of the Demised Premises, Tenant shall keep said meter and installation equipment i good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to he replaced or repaired and collect the cost thereof from Tenant as additional rent. Tenant agrees to pay for electricity consumed, as shown on said meter or sub meter as and when bills are rendered, directly to the Owner or utility providing such service, and on default in making such payment Owner may pay such charges and collect the same from Tenant as additional rent.

47. WATER CHARGES

      If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant appoints Owner to be the sole judge, but Owner must be reasonable) Owner may install a water meter and thereby measure Tenants water consumption for all purposes, Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenants own cost and expense in default of which Owners may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same for Tenants, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or thereafter is assessed, imposed or a lien upon the Demised Premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system.

48. SIGNS

      Tenant shall not install or maintain any sign, symbol or advertisement on the exterior of the Demised Premises, except on the main directory. All signs are subject to Owners prior written consent and shall comply with appropriate building codes and municipal requirements and shall be commercially manufactured (no paper or hand-written signs). Landlord shall make available to Tenant the directory in the lobby of the Building for up to three listings without charge to Tenant.

49. BROKER

      Tenant and Owner mutually acknowledges and represents that they have dealt with no person or corporation with respect to the negotiation of this Lease other than Grubb & Ellis Co. Landlord agrees to bear the cost of any commission and each party agrees to indemnify and hold the other harmless from and against any claims for brokerage commissions or other compensation from any person or corporations with whom it has dealt other then Grubb & Ellis Co. The provisions of this Article 49 shall survive the expiration date.

50. INDEMNITY

      Tenant will indemnify and save harmless Owner against and from any and all liabilities, obligations, damages, penalties and claims which may be imposed upon or incurred by or asserted against Owner arising from injuries to persons or property in or about the Demised Premises or in areas used by Tenant in connection with its use of the Demised Premises if due to Tenant's negligence or fault, including reasonable attorney fees incurred.

      Owner will indemnify and save harmless Tenant against and from any and all liabilities, obligations, damages, penalties and claims which may be imposed upon or incurred by or asserted against Tenant arising from injuries to persons or property in or about the Demised Premises or in areas used by Owner in connection with its use of the Demised Premises if due to Owner's negligence or fruit, including reasonable attorney fees incurred.

51. INSURANCE

      A. Tenant shall obtain and keep in fill force at all times commencing with Tenant's occupancy, and continuing throughout the term, at its own cost and expense, comprehensive general liability insurance, such insurance to afford protection initially in an amount of not less than $1,000,000 for injury or death to any one person, $1,000,000 for injury or death arising out of any one occurrence, and $500,000 for damage to property, protecting the Owner, and Tenant as insured against any and all claims for personal injury, death or property damage occurring in, upon, adjacent to, or in connection with the Demised Premises and any part thereof and from time to time during the term for such higher limits, if any, as are currently carried with respect to similar properties in the area where the Building is located. There shall be added to or included within such comprehensive general liability insurance all other coverage's as may be usual to Tenant's use of the Demised Premises, including without limitation, products and completed operations liability, independent contractors liability, broad form comprehensive general liability endorsements. and broad form property damage liability. Tenant shall carry at all times:

      1. Workers compensation and employer's liability as required by law, if applicable.

      2. New York State disability benefits liability as required by law, if applicable.

      3. "All Risk" property insurance upon Tenant's Property, including contents and trade fixtures; such coverage is to be written on replacement cost basis and in an amount of not less than 100% of the fill replacement value thereof.

      B. All required insurance is to be written by insurance companies licensed to do business in the State of New York which shall be reasonably satisfactory to the Owner. The original insurance policies or appropriate certificates shall be deposited with Owner together with any renewals, replacements or endorsements to the end that said insurance shall be in frill force and effect for the benefit of Owner during the term. In the event Tenant shall fail to procure and place such insurance, the Owner may, but shall not be obligated to, procure and place same, in which event the amount of the premium paid shall be remitted by Tenant to Owner upon demand and shall in each instance be collectible on the first day of the month or any subsequent month following the date of payment by Owner, as additional rent.

      C. All required policies shall include provisions insuring Tenant's property and business interest in the Demised Premises (business interruption insurance) against loss, damage or destruction by fire or other casualty, and a waiver of the insurer's right of subrogation against the Owner, only if obtainable without additional charge or at all, the Tenant shall so notify the Owner promptly after learning thereof In such case, if the Owner shall so elect and shall pay the insurer's additional charge therefor, such waiver shall be included in the policy. Each policy which shall contain agreements by the insurer that the policy will not be materially changed, amended or canceled without at least twenty (20) days prior notice to Owner, and that the act or omission of one insured will not invalidate the policy as to the other insured.

      D. There shall be maintained deductibles in such amounts as Tenant shall reasonably determine but in no event in excess of $5,000 00 with respect, to a property insurance policy and in no event in excess of $5,000.00 with respect to a liability insurance policy.

      E. At least 10 days prior to commencement of construction of any work in the Demised Premises, Tenant arid Tenant's contractor shall deliver to Owner (and Owner's mortgages, if required by them) certificates of insurance or policies required by evidencing all insurance coverage's provided in this Article. Tenant's contractor shall be required to comply with all of such insurance obligations only through final completion of all such work.

      F. Except for insurance for Tenant's trade fixtures and personal property at the premises, all property insurance policies shall cover the interest of Tenant, Owner, and for Owner's mortgagees, as their interest may appear, and the policies therefor shall provide that adjustment of any losses thereunder shall include in the negotiation, not be settled or finalized without, and be payable to, Owner arid Owner's mortgagees. All such property insurance policies shall contain a provision allowing other insurance that is provided to or for Owner.

      G. All policies of insurance maintained by Tenant under this Article shall be written as primary policies not contributing with, nor in excess of, insurance coverage that Owner and its mortgagees may have. Tenant shall not carry separate or additional insurance which, in the event of any loss or damage, is concurrent in form or would contribute with the insurance required to be maintained by Tenant under this Lease.

      H. If Tenant shall not insure for business interruption, or, to the extent that Tenant shall be a self insurer (including, without any limitation, any deductible under any insurance policy) Tenant agrees that Owner shall be released, and Tenant hereby releases Owner, from business interruption loss which could have been covered by an insurance policy if Tenant had chosen to purchase one.

52. MAINTENANCE

      A. Other than as elsewhere provided herein, Tenant is responsible for all costs associated with the maintenance of the Demised Premises and in keeping the Demised Premises in a proper manner and in a general state of cleanliness and repair.

      B. Tenant shall, at its own sole cost and expense, maintain and keep in good order, condition and repair, all mechanical items, the use of which is included herein or is required for the permitted use of the Demised Premises by the health and building codes of the Village of Irvington, Town of Greenburgh or Westchester County, as well as hot water heater, vents and ducts located within the Demised Premises.

      C. Owner shall he responsible for all structural repairs to the Building, unless such repairs are necessitated by Tenant's acts or negligence, including the acts or negligence of its agents or employees.

53. OWNER'S COSTS TO APPROVE OR CONSENT

      If Tenant requests Owner's approval or consent to alterations, additions, improvements, or assignment or any other matter or thing requiring Owner's consent or approval under this Lease, and if in connection with such request Owner seeks the advice of its attorneys, architect and/or engineer, then Owner, as conditions precedent to granting its consent or approval, may require that the Tenant pay the reasonable fee of Owner's attorneys, architect and/or engineer in connection with the consideration of such request and/or the preparation of any documents pertaining thereto, not to exceed $500 per request, unless extraordinary services are required by the nature of the proposed alteration and only after prior written notice to Tenant.

54. USE AND OPERATION

      A. The Demised Premises shall be used for office use and no other purposes (including use of kitchenette).

      B. Any change from substantially the use as described herein without Landlord's prior written consent not to be unreasonably withheld, shall constitute a default under this Lease.

      C. The Tenant shall not suffer or permit the Demised Premises to be used in any manner, or anything to be done therein, or suffer or permit anything to be brought into or kept therein, which would in any way (i) result in the Demised Premises not being operated in a manner consistent with a first-class, high quality office or which would be inconsistent with the nature and the operation of the building, or (ii) constitute a public or private nuisance.

55. BREACH BY TENANT

      A. In the event of a breach by Tenant of any of the covenants or provisions of this Lease, Owner shall have the right to enjoin any such breach.

      B. Any and all rights and remedies which Owner may have under this Lease and at law or in equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more or all of said rights and remedies may be exercised at the same time or at different times and from time to time. If any of the aforesaid provisions or any other provision of this lease shall be unenforceable or void, said provision shall be deemed eliminated and of no force and effect and the balance of this Lease shall continue in full force and effect. If any notice is required by law to be given, such notice shall be given.

      C. The Tenant covenants and agrees to pay on demand Owners reasonable, out-of-pocket expenses, including reasonable attorneys fees and disbursements, incurred in enforcing any obligation of the Tenant under the Lease or in curing any default by Tenant under this Lease.

      D. The Owner shall have a lien on Tenant's interest in this Lease to secure the payment and performance of Tenant's obligations hereunder. Furthermore, to secure: (i) the payment of all base rent and additional rent; and (ii) Tenant's performance of all of its obligations under this Lease, Tenant grants to Owner an express first and prior lien and security interest in all inventory, equipment, fixtures and other personal property ("FF&E") which are and may be placed in the Demised Premises after the date hereof, and the proceeds thereof, and upon all proceeds of any insurance which may accrue to Tenant by reason of the destruction or damage of any such property provided that Landlord agrees that such lien shall be subordinate to any lien arising in connection with Tenant's purchase of FF&E. Tenant will not remove such property in which Owner has an interest as provided herein (except Tenant may remove items of inventory in the ordinary course of' business if it replaces them at the Premises with similar items of inventory and Tenant may remove equipment, fixtures and their personal property if same is replaced at the premises by property of like quality and equivalent value) without the prior written consent of Owner until Owner shall have released its lien, or this Lease is terminated for reasons of Owner's default as determined by a court of competent jurisdiction, or the termination of such security interest as provided in this Lease, whichever first occurs. Tenant waives the benefit of all exemption laws in favor of' such lien and security interest. This lien and security interest is given in addition to Owner's statutory lien and is cumulative with it. Upon the occurrence of a default, which default is not cured within the applicable cure period, these liens may be foreclosed with or without court proceedings by public or private sale, so long as Owner gives Tenant at least fifteen (15) days written notice of the time and place of the sale. Owner will have the right to become the purchaser if it is the highest bidder at such sale. Contemporaneous with its execution of this Lease (and if requested after such execution by Owner), Tenant will execute and deliver to Owner Uniform Commercial Code Financing statements in form and substance sufficient (upon proper filing) to perfect the security interest granted in this section. If requested by Owner, Tenant also will execute and deliver to Owner Uniform Commercial Code continuation statements in form and substance sufficient to reflect any proper amendment of, modification in, or extension of the security interest granted in this section. Tins Section shall constitute a "security agreement" as said term is defined in the New York Uniform Commercial Code.

      The security interest and lien created by this subparagraph shall terminate, and Owner shall deliver to Tenant one or more UCC-3 termination statements terminating such lien, upon the earlier of:

            (i) The termination of this Lease by reason of Owner's default as determined by a court of competent jurisdiction; or

            (ii) the termination or other expiration of this Lease pursuant to its terms.

      E. Additionally, should the Premises not be occupied for a period of in excess of 120 consecutive days, it shall be a non-curable default hereunder. Notwithstanding foregoing, if the Premises are closed by reason of a fire or other casualty, then the provisions herein shall not apply, unless the same would result in the loss of the present use for the Premises.

56. ADDITIONAL SERVICES

      A. Except as otherwise provided in this Lease, Tenant covenants and agrees that, in the event any law, rule regulation or judicial determination has the effect of increasing any of the services to be furnished by Owner hereunder, Tenant agrees to pay to Owner, as additional rent, the cost incurred or to be incurred by Owner to provide such additional service to Tenant or Tenant's pro rata share if provided to other Tenants.

      B. If any sales or use tax shall be imposed upon Owner in connection with any of the services to be provided by Owner hereunder, Tenant shall pay to Owner, as additional rent, its proportionate share of the amount of such tax.

57. REFUSE

      A. Tenant shall at all times keep the areas used by Tenant for ingress and egress to the Demised Premises free and clear of all dirt, garbage, rubbish, refuse (which such term "refuse" as used in the Lease shall mean and include crates, boxes, merchandise, containers, bottles, paper, food and similar items), snow and ice.

      B. Tenant shall accumulate all garbage, rubbish and refuse for disposal only within the interior of the Demised Premises and not in the common or services area and in areas therein kept closed by a door and in well-covered sanitary containers designed to prevent odors from emanating therefrom. No such garbage, rubbish or refuse shall be removed, or he permitted to he removed, from the interior of the Demised Premises, except in accordance with local law and Building Rules and Regulations. Except as otherwise provided in this Lease, Tenant shall be responsible for all costs and expenses in connection with Tenant's garbage removal. Tenant shall also comply with all laws and ordinances with regard to its garbage removal and be responsible for any breach thereof.

58. EXTERMINATOR

      Tenant shall use its commercially reasonable efforts, at its sole cost and expense to keep the Premises free from vermin, rodents, or anything of like, objectionable nature which emanates from the Premises or is caused by Tenant's use of the Premises, and shall employ only a licensed exterminator at the request of Owner.

59. OWNER'S LIMITED LIABILITY

      Anything in this Lease to the contrary notwithstanding, Tenant for itself, its successors and assigns, covenants and agrees that the liability of the Owner shall be limited so that only the assets and interest of the Owner in and to One-Two Bridge Street, and the Bridge Street Property, Irvington, New York, shall be available and/or liable for the satisfaction, or security for payment of any judgment or claim against Owner or any indebtedness of Owner arising from any default by Owner.

      Tenant for itself, its successors and assigns, covenants and agrees that no other assets of any of the principals of Owner whether owned by them jointly or severally, directly or indirectly, shall be liable to pay or satisfy any such judgment, claim, demand or indebtedness arising from any default by Owner.

60. LATE PAYMENT

      If Tenant shall fail to pay any installment of base rent or any amount of additional rent for more than ten (10) days after the same shall have become due and payable, Tenant shall pay Owner a late charge of four cents for each dollar of the amount of such base rent or additional rent as shall net have been paid to Owner within such ten (10) days after becoming due and payable. Such late charges shall be without prejudice to any of Owner's rights and re hereunder or at law or in equity for nonpayment or late payment of rent and shall be in addition thereto.

61. ALTERATION

      In the event that the Tenant shall make any alterations resulting in the demolition of any part of the structural portions or interior or exterior of the premises, then said alterations shall be made only with the consent of the Owner, in writing and the Tenant shall pay additional security to the Owner equal to the amount necessary to restore the Premises to its original condition at the time the Tenant took occupancy. Ordinary alterations not of a permanent nature which are necessary for the conduct of the business of the Tenant, which do not involve demolition as aforesaid, shall not require Owner's consent.

62. TENANT'S ADDITIONAL COVENANTS

            (i) Tenant shall not change the exterior architecture (whether by alteration, replacement, rebuilding or otherwise) the exterior color or architectural treatment of the Demised Premises or of the building or any part thereof.

            (ii) Tenant shall not use the plumbing facilities for any purpose other than that for which they were constructed, or dispose at any garbage or other foreign substance therein, whether through the utilization of so-called `disposal or similar units, or otherwise. The plumbing facilities shall not be used for refrigeration purposes or for any other purposes other than that for which they are constructed, no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant;

            (iii) Tenant shall not subject any fixtures or equipment in or on the Demised Premises which are affixed to the realty, to any mortgage, liens, conditional sales agreements, security interest or encumbrances, except as is otherwise permitted hereunder; Notwithstanding the foregoing, Tenant shall have the right to lease office equipment and supplies in the ordinary course of Tenant's business, and shall have the might to grant liens and to enter security agreements and conditional sales agreements in connection therewith.

            (iv) Tenant shall not suffer, allow or permit any odor or any noise, vibration or other effect to constitute a nuisance or otherwise interfere with the safety, comfort or convenience of Owner or other tenants in the Building.

63. SECURITY

      Supplementing the provisions of Article 31, Tenant has deposited with Owner the sum of $25,627.50 (Space-A) $10, 350.00 (Space-B) as security hereunder, with a cash deposit. Tenant shall increase the security in accordance with and at the same time base rent increases are effective hereunder so that 3_ month's base rent shall be on deposit at all times. If at any time Tenant shall be in default in the payment of rent or in the keeping, observance or performance of any other covenant, agreement, term, provision or condition beyond all applicable notice and grace periods, Owner may at its election apply the security so on deposit with Owner, to the payment of any such rent or to the payment of the costs incurred or to be incurred by Owner in curing such default, as the case may be. If, as a result of any such application of all or any part of such security, the amount of security so on deposit with Owner shall be less than required, Tenant shall forthwith deposit with Owner an amount equal to the deficiency. If at the expiration of the term of this lease Tenants shall not be in default in the keeping, observance or performance of any such other covenant, agreement, term, provision or condition, then Owner shall promptly return to Tenant said security, if any, then on deposit with Owner.

64. IMPROVEMENTS

      All improvements, changes and alterations made by or on behalf of Tenant in and/or to the Demised Premises shall, upon installation, become the property of Owner and shall be surrendered by Tenant to Owner at the expiration or sooner termination of the term of this Lease, except for items of personality not affixed to the realty and Tenant's trade fixtures, which shall at all times he property of Tenant. If any security interest, chattel mortgage or other lien or encumbrance shall attach to the Tenant's Initial Improvements or any change, improvement or alteration thereto, Tenant will, at Tenant's sole cost and expense, promptly cause same to be released of record within thirty (30) days after notice of the attachment thereof, failing which

Owner may cause same to be released by payment, bond or otherwise, as Owner may elect, and Tenant will reimburse Owner for all reasonable costs and expenses incidental to the removal of any such lien, security interest, chattel mortgage or other lien or encumbrance, incurred by Owner. Upon failure of Tenant to so reimburse Owner at its option shall become Owner thereof. Tenant further covenants and agrees that, prior to opening for business at the Demised Premises, the entire cost of all changes, improvements and alterations made by or on behalf of Tenant at Tenant's expense will be fully paid for. In the event Tenant purchases furnishings or equipment far the premises on installment or under a conditional sales agreement, Tenant will provide in such installment or conditional sale agreement, that in the event of Tenants default, Owner at its option shall be entitled to have an assignment of Tenant's interest in said furnishings or equipment, it being intended that Tenant may not remove any leased improvements if Owner elects to pay the debt and assume an assignment of Tenant's interest.

65. MISCELLANEOUS

      A. If any of the provisions of this Lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and enemy provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. Each covenant, agreement, obligation or other provision of this Lease on Tenants part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease.

      B. This Lease shall be governed in all respects by the laws of the State of New York.

      C. Except as otherwise provided in this Lease, without incurring any liability to Tenant, Owner may permit access to the Demised Premises open the same, whether or not Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, Marshall or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, Tenant's property or for any other lawful purpose (but this provision and any action by Owner hereunder shall not be deemed a recognition by Owner that the person or official making such demand has any right or in or to this Lease, or in or to the Demised Premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal governments.

      D. Tenant agrees that its sole remedies in cases where Owner's reasonableness in exercising its judgment or withholding its consent or approval is applicable pursuant to a specific provision of this Lease, or any rider or separate agreement relating to this Lease, if any, shall be those in the nature of an injunction, declaratory judgment, or specific performance, the rights to money damages or other remedies being hereby specifically waived, unless Owner has acted in bad faith.

      E. This Lease shall not be binding upon Owner unless and until it is signed by Owner and a fully executed copy thereof is delivered to Tenant.

      F. This Lease shall he construed without regard to any presumption or other rule requiring construction against the party causing this Lease, or any part thereof to be drafted.

66. CONDITION OF DEMISED PREMISES

      A. Supplementing the provisions of Article 15 hereof Owner makes no representations as to the size of the Demised Premises. Tenant shall give proper notice to the other of any notice it receives of the violation of any law or requirement of any public authority with respect to the Demised Premises or the use or occupation thereof. If any governmental authority having jurisdiction over the Demised Premises shall require additional fire fighting equipment, Tenant agrees to install and maintain such equipment at its sole cost and expense. Notwithstanding the foregoing, Owner represents and warrants to Tenant that the Permitted use falls within the uses permitted under current zoning of the Building, and does not violate the terms of any mortgage, ground lease or other superior interest to which this lease is subordinate.

      B. Tenant covenants and agrees to conduct its business at the Demised Premises so as to prevent any noxious or offensive odors from said Demised Premises and Tenant further covenants and agrees to install, operate and maintain proper and sufficient flue, ventilating and exhaust systems and any other equipment, electrical and/or mechanical or any kind, all at Tenants sole cost and expense, as deemed necessary or desirable to prevent or abate such odors, and in full compliance with all laws, codes, resolution, rules, regulations of the Premises and otherwise, requirements and recommendations of all governmental and quasi-governmental agencies or authorities, only to the extent such odors and/or fumes are caused by Tenant.

67. NOTICE

      Any bill, notice or other communication which either par may desire or be required to give to the other under this lease shall be deemed sufficiently given or rendered if in writing and delivered by registered or certified mail, return receipt requested, as follows:

1. From Owner to Tenant at:   2. From Tenant to Owner at:

CTC Bulldog, Inc.             Bridge Street Properties, LLC
One Bridge Street             One Bridge Street
Irvington, New York 10533     Irvington, New York 10533

Attn. : William Thompson      Attn: Mr. William Daugherty

      Either party shall have the right to substitute addresses for such notices upon prior written notice to the other given in the manner hereinabove set forth.

68. ASSIGNMENT AND SUBLETTING

      A. Tenant shall have the unrestricted right to assign, sublet, license or transfer (hereinafter collectively "Transfer") any or all of its rights and privileges under the lease to an Affiliate (as defined below), provided that no such Transfer shall operate to relieve Tenant of its obligation sunder the lease, including the payment of Rent and other charges. For the purposes of this section, "Affiliate" shall mean any subsidiary or parent entity of Tenant. The consent by Landlord to any other Transfer to an entity that is not an Affiliate shall not he unreasonable withheld, conditioned or delayed. Notwithstanding the foregoing, the issuance, sale, purchase or other disposition of the shares of Tenant or an Affiliate of Tenant, any merger or consolidation by Tenant or an Affiliate of Tenant, or any change in control, directors, management or organization of Tenant or an Affiliate of Tenant shall not be deemed to be a Transfer requiring the consent of Landlord.

      B. Each time Tenant desires to assign this Lease or sublease its interest in the Demised Premises, it shall submit in writing to Owner (I) (i) the name and address of the proposed assignee or sublessee, (ii) a counterpart of the proposed agreement or sublease, (iii) information satisfactory to Owner as to the nature and character of the business of the proposed assignee or sublessee, and (iv) biographical, banking, financial, credit and other information relating to the proposed assignee or sublessee reasonably sufficient to enable Owner to determine the character and financial responsibility of the proposed assignee or sublessee to the extent obtainable by Tenant. Any such consent of Owner shall be subject to the terms of this paragraph and conditioned upon (I) there being no default by Tenant under any of the terms, covenants and conditions of this Lease at the time that Owner's consent is requested and on the date of the commencement of the term of any sublease or the effective date of any such proposed assignment, (ii) delivery to Owner of a written statement duly executed by Tenant acknowledging that Tenant shall continue to remain directly and primarily liable to Owner under this lease for the remaining term notwithstanding such sublease or assignment, (iii) the proposed use by such assignee or sublessee being in compliance with Articles 2 and 15 of the printed form of this lease, i(v) Tenant paying Owner the reasonable costs and expenses, including architect's engineer's and attorneys' and brokerage fees, incurred by Owner with respect to such subletting. Further, and as an additional condition to Owner's approval of any sublease, Tenant shall remit to Owner fifty (50%) percent of any and all rent and additional rent Tenant receives, pursuant to the sublease, in excess of the rent and additional rent provided for in this lease as increased pursuant to s paragraph (v) hereof. The additional security deposit required under clause (ii) shall be made each time there shall be an assignment or sublease during the term of this lease.

      C. Upon receiving Owner's written consent, Tenant shall deliver to Owner within ten (10) days after execution thereof a true copy of the duly executed sublease or assignment agreement. Any such sublease shall provide that the sublessee shall be subject to and shall comply with all applicable terms and conditions of this lease to be performed by Tenant hereunder.

      D. Any proposed assignee or subtenant shall be a bona fide operating entity whose demonstrated net worth shall be no less than 90% of the net worth of Tenant as shown on the previous years Financial Statements provided to Owner pursuant to the provisions of Paragraph 83.

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

69. NO RECORDING

Tenant expressly warrants and represents that it will not record this lease, but Owner will, upon Tenant's request and at Tenants cost, execute a memorandum of lease which Tenant may record at its expense.

70. ATTORNEYS FEES & REIMBURSEMENT

      A. Notwithstanding anything to the contrary contained in this lease, Tenant shall reimburse Owner fur the expenses of reasonable attorneys lees, and disbursements Owner incurs which arise out of or are caused by (a) Tenants default or threatened default under the terms of this lease, whether an action, suit or proceeding is commenced based upon such default; or (b) Tenants request of Owner to review or execute documents, including without limitation assignment, sublease or occupancy documents in connection with this Lease. Any such reimbursement shall be deemed additional rent due from Tenant.

      B. Further, Tenant shall reimburse Owner, as additional rent, for all reasonable fees, charges and disbursements of attorneys, architects, engineers or other representatives or agents incurred by Owner and arising out or resulting from Tenant's alteration or improvements, proposed or actual, to the prudent or advisable to seek professional advise or expertise with respect to this lease and Tenant's occupancy of the Demised Premises.

71. ATTORNMENT

      If the Demised Premises, Building or land where the Building is located is or will be encumbered by a mortgage, and the mortgage is foreclosed, or if the Demised Premises, Building or property is sold pursuant to a foreclosure or by reason of a default under a mortgage, the following shall apply notwithstanding the foreclosure, the sale, or the default: (I) Tenant shall not disaffirm this lease or any of its obligations under this lease; (ii) at the request of the applicable mortgagee or purchaser at a foreclosure or sale, Tenant shall attorn to the mortgagee or purchaser, and execute a new lease for the Demised Premises setting forth all the provisions of this lease except that the term of the new lease shall he for the balance of this lease. In confirmation of this attornment, Tenant shall promptly execute and deliver at its own cost and expense, any instrument, in recordable form, if required, that Owner or any mortgagee may request to evidence such attornment. Notwithstanding anything contained in the contrary in Articles 7 and 71 of this Lease, provided that a trustee, mortgagee or holder of a mortgage on the Building ("Mortgagee"), or its successors and/or assigns, shall execute and deliver to Tenant an agreement to the effect that, if there shall be a foreclosure of its mortgage, such Mortgagee will not make Tenant a party defendant to such foreclosure, evict Tenant, disturb Tenant's possession under this Lease, or terminate or disturb Tenant's leasehold estate or rights hereunder, and will recognize Tenant as the direct Tenant of such Mortgagee on the same terms and conditions as are contained in this Lease, subject tot lie provisions hereinafter set forth, provided no Event of Default shall have occurred and he continuing hereunder beyond any applicable notice and cure period (any such agreement being referred to as a "Nondisturbance Agreement"), this Lease shall be subject and subordinate to such mortgage. This clause shall be self-operative and no further

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

instrument of subordination shall be required form Tenant to make the interest on any Mortgagee superior to the interest of Tenant hereunder.

72. ADDITIONAL REMEDIES

      In the event that Owner shall pay any sum of money or do any act which shall require the expenditure of any sums by reason of the failure of Tenant to perform any of the covenants, terms or conditions contained in this lease, Tenant covenants to repay immediately such sums to Owner within 20 days after demand, together with interest thereon at the rate of twelve (12%) percent per annum shall be added as additional rent to the next monthly installment of base rent becoming due. Nothing contained herein shall he construed to postpone the right of Owner immediately upon pending such sums, to collect such sums, with interest at the aforesaid rate, by action or otherwise.

73. MORTGAGES

      If, in connection with obtaining, continuing or renewing financing for which the Demised Premises, Building or land or any interest therein represents collateral in whole or in part, a lender or other mortgagee shall request modifications of this lease as a condition of financing, Tenant will not unreasonably withhold or delay its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect the Tenant's leasehold interest created hereunder or decrease the size of the demised premises.

74. DEMISED PREMISES

      If the general location, size and layout of the Demised Premises are outlined in Exhibit A, such Exhibit A shall not be deemed to he a warranty, representation or agreement on the part of Owner that the Demised Premises and the Building are as indicated thereon. Nothing in this lease shall be construed as a grant or demise by Owner to Tenant of the roof except as otherwise provided in this Lease or exterior walls of the Building, of the space above and/or below the Demised Premises, of the parcel of land on which the Demised Pre is located, and/or any parking or other areas adjacent to the Building.

75. OWNER'S CONSENT

      If in this lease it is provided that Owner's consent or approval as to any matter will not be unreasonably withheld, and it is established by a court or body having final jurisdiction thereof that Owner has been unreasonable, the only effect of such finding shall be that Owner shall be deemed to have given its consent or approval, but Owner shall not be liable to Tenant or any third party in any respect for money damages by reason of withholding its consent, unless Owner`s refusal to grant consent or approval was done in bad faith.

76. NO LIENS

      Notwithstanding anything contained in this lease to the contrary, Tenant covenants and warrants that it shall not directly or indirectly create or permit or suffer to be created or to remain

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

and will within thirty (30) days after notice thereof discharge or cause to be discharged, any mortgage, lien encumbrance or charge on pledge of security interest in or conditional sale or other title retention agreement with respect to the Demised Premises except as expressly permitted elsewhere in this Lease.

77. PARKING

      A. Owner shall provide Tenant at no cost to Tenant, for the convenience of its employee and invitees during regular business hours 21 nonspecified parking space(s) located in area or areas adjacent to 1 Bridge Street or 2 Bridge Street, Irvington New York designated by notice sent by Owner from time to time throughout the term of this Lease. Owner reserves the express right to change the location of these parking spaces as in its sole discretion it deems appropriate from time to time. Tenant's privilege and use of these parking spaces are subject to the Owner's rules and regulations as set forth herein or as otherwise established by Owner and in conformity with all local rules, regulations and ordinances of the Village of Irvington and any other government entity having jurisdiction over the premises.

      B. Tenant covenants and agrees that its employees and invitees shall not at any time cause any vehicle to be parked, placed or remain within and along the perimeter of the Building, including any and all fire lanes, parking spaces and areas, roadway and driveways or any other area controlled by Owner, except in areas designated by Owner for Tenant's use.

      C. Use of all parking spaces and any other parking areas, roadways and driveways by Tenant, its employees or invitees will be at their own risk, and Owner shall not be liable for any injury to person or property, or for loss of damage to any automobile or its contents, resulting from theft, collision, vandalism or any other cause whatsoever. Owner shall have no obligation whatsoever to provide a security guard or any other personnel or device to patrol, illuminate, monitor, guard or secure any parking area. If, however, Owner does so provide such guard, personnel or device, it shall be solely for Owner's convenience, and Owner shall not be liable for any act or omission of such guard, personnel or device in failing to prevent any such theft, vandalism, loss injury or damage.

      D. There shall be no overnight parking. Tenant shall cause its employees and invitees to remove their automobiles from all parking areas at the end of the working day. If any vehicle owned or used by Tenant, its employees or invitees remains in any parking area, all costs, expenses and liabilities incurred by Owner in removing said vehicle, or any damages resulting to such vehicle or to Tenant's property or property of others by reason of the presence or removal of such vehicle shall be paid by Tenant to Owner as additional rent as and when billed by Owner.

      E. If space is available, Owner agrees to provide Tenant with an unspecified number of additional parking spaces in consideration of Tenant's payment of additional rent at the rate of $75.00 per space per month ("Parking rent") upon the same terms and conditions as set forth in this Paragraph. Notwithstanding the foregoing, at the end of the first year of the term of this lease, the number of parking spaces and parking rent may be increases or decreased at the

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

discretion of the Owner. Each such installment of additional rent shall be remitted at the same time and in the same manner as installments of base annual rent.

78. CONDEMNATION

      A. If less than fifty (50%) percent of the Demised Premises is taken by condemnation or in any other manner for any public or quasi public use or purpose, then Owner may elect to terminate this Lease by written notice sent to Tenant not more than sixty (60) days after the taking. Upon the date specified in such notice of termination, which date shall not be later than sixty (60) days after the date of' such notice, the term of this Lease shall terminate.

      B. If Owner does not so elect to terminate the lease in the event of a taking of less that 50% of the Demised Premises, the term of this Lease shall continue as to the part of the Demised Premises not taken. However, effective the date of the taking, the base annual rent shall be reduced by a fraction, the numerator of which is the area in square feet of the part of the Demised Premises taken and the denominator of which is the area of the Demised Premises immediately prior to such taking. All other provisions and conditions of the Lease shall remain in full force and effect.

      C. If a poi of the Demised Premises shall be taken which would materially adversely affect Tenant's use of the Demised Premises, and if Owner shall not offer at Owners expense to provide alternate and comparable space or facilities to replace the space or facilities so taken, Tenant may elect to terminate this Lease by notice to Owner not later that sixty days alter receipt of the notice of taking.

      D. In the event of any taking or less than the whole of the Demised Premises which does not result in a termination of this lease, Owner at its expense shall proceed with reasonable diligence to repair, alter and restore the remaining part of the Demised Premises to substantially its former condition to the extent the same may be feasible and so as to constitute a complete and tenable Demised Premises.

79. FORCE MAJEURE

      Time for performance by Owner and Tenant of any term, provision or covenant of this lease shall be deemed extended by time lost due to delays resulting from acts of God, strikes, unavailability of materials, civil riots, floods, material or labor restrictions, by government authority, and any other cause not within the reasonable control of Owner. Financial inability of either party shall not constitute a cause for delay hereunder.

80. RIGHT OF FIRST REFUSAL

      If Landlord shall receive a bona fide offer which Landlord desires to accept for lease any of the following space: (i) 500 rentable square feet known as Suite #29, (ii) 2,500 rentable square feet on the second floor known as Suite 30 and 41, subject to the existing tenant's right of renewal; and (iii) 2,800 rentable square feet known as Suite #24, Landlord shall notify Tenant in writing of the terms and conditions of such offer (the "Notice of Offer"), Tenant shall have the option to lease the premises described in the Notice of Offer on the terms and conditions specified therein. Such option shall he exercised by written notice to Landlord not later than five (5) business days after receipt by Tenant of the Notice of Offer. Tenant's right described herein as to each space shall expire if not so exercised, but Tenants right shall continue for the other spaces not so offered. If Tenant shall fail to give Landlord notice of its election to lease such space within said five (5) business days, Landlord shall be ice to lease the same on terms not more advantageous to the lessee than those set forth in the Notice of Offer.

81. FIRST OPTION

      Subject to the right of the existing tenant (Eileen Fisher, Inc.) to lease space in the proposed development of Two Bridge Street, Tenant shall have right to make the first offer to lease no less than 20,000 square feet and no more than 25,000 square feet, but in no event less than the rentable square footage of the premises then under lease to the Tenant pursuant to this Lease. The rental rate for such space shall be $25.00 per square foot, net of additional rent for common area maintenance charges, real estate taxes and Tenant electricity. Such space shall include water views, but not all space included shall necessarily have water views. In the event a Lease for such premises is entered by the parties, this Lease shall be terminated.

82. Tenant shall not assign this Lease but shall have the right to Assign or Sublease or otherwise permit occupancy of all or any portion of Tenant's premises to any related entity or affiliate of Tenant whether by merger or consolidation or to any successor entity, subject to Landlord's consent, winch shall not be unreasonably withheld, provided such entity furnishes certified financial statements which satisfy a "net worth" test. Tenant shall not assign this Lease but shall have the right to sublease or otherwise permit occupancy of all or any portion of Tenant's premises to an unrelated entity, subject to Landlord's consent which shall not be unreasonably withheld, provided such entity furnished certified financial statements which demonstrate a level of financial stability no less than that of Tenant.

83. FINANCIAL STATEMENTS

      Each year during the term hereof, within 90 days after the end of Tenants fiscal year, Tenant and its successor and assigns shall supply Owner with Tenant's annual Financial Statements showing Income and Expenses and Net Worth prepared in the ordinary course of Tenant's (or its successors and assigns) business by Tenants internal bookkeeping department or accountants, as the case may be.

84. RENEWAL OPTION

      If Tenant is not in default of this Lease it may exercise a renewal option for an additional five (5) year term by giving Owner written notice of exercise of the option not more than nine (9) nor less than six (6) months prior to the lease expiration date (July 31, 2004). Rent for the first year of the Renewal Period shall be 5% more than the Rent for the last year of the initial term, with rent increasing by 3% for each additional year of the Renewal Tenn.

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

85. SATELLITE ANTENNA

      Tenant may, at its sole cost and expense, install and maintain a satellite television antenna for television reception, subject to Landlord's approval as to location.

                               Owner

                                        BRIDGE STREET PROPERTIES, LLC

                                        One Bridge Street Corp., Manager

                                        By: /s/ William Thompson
                                            -----------------------------------
                                            William Thompson, President

                               Tenant

                                        CTC BULLDOG, INC.

                                        By: /s/ William Daugherty
                                            -----------------------------------
                                            William Daugherty, CEO

                                   EXHIBIT A-1

                                    [Diagram]

                                   EXHIBIT A-1

                                    EXHIBIT B

1.    Provide power to 26 workstations -- 2 duplexes or 1 quad.

2.    Provide 2 duplexes in each conference room (5 conference rooms).

3.    Provide 3 duplexes in the exercise room.

4.    Provide 3 dedicated 20 amp electric circuits in room #1

5. Room #3 -- remove center partition, extend walls to the ceiling and provide HVAC ductwork.

6.    Room #10 Extend walls up to ceiling and provide HVAC ductwork

7. Room #9 Install new shower, the layout will be similar to attached exhibit.

8.    Room #8 & #9 install new toilet, pedestal sink, lighting and fixtures.

9.    Install a stair case from space A to space B by 01/07/00

10.   Install horizontal blinds on East wall.

11. HVAC system to be repaired to provide for sound abatement consistent with normal office space at 1 Bridge Street.

12.   Patch and paint entire premises.

13.   Room #6 Construct with 8 foot partitions, 15 light door and 2 duplexes.

                                    EXHIBIT B